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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  June 23, 1998
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                           MERIDIAN INDUSTRIAL TRUST, INC.
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                (Exact name of registrant as specified in its charter)



        Maryland                    1-14166                  94-3224765
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(State of Organization)       (Commission Number)      (IRS  Employer I.D. #)



455 Market Street, 17th Floor, San Francisco, California                94105
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code     (415) 281-3900
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                                    Not Applicable
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            (Former name or former address, if changed since last report)






              This document contains ___ sequentially numbered pages.
                      The exhibit index is located on page ____.


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ITEM 5.   OTHER EVENTS.

On March 20, 1998 and May 1, 1998, MDN/JSC-II Limited Partnership (the "Partnership"), a partnership in which Meridian Industrial Trust, Inc. ("Company") through wholly-owned subsidiaries holds a controlling interest, completed the acquisition of seven properties located in Las Vegas, Nevada and Dallas, Texas for total consideration of $52.0 million. This portfolio of properties was acquired from limited partnerships of the Jackson-Shaw Company. In order to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission regarding audits of acquisitions which are individually insignificant but in the aggregate significant, the Company hereby files the accompanying combined statements of revenues and certain expenses of the Jackson Shaw Portfolio for the year ended December 31, 1997 and for the three months ended March 31, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

          (c)  EXHIBITS. The following exhibits are attached to this report:

               99.1      Report of Independent Public Accountants dated June 17,
                         1998

               99.2 Combined Statements of Revenues and Certain Expenses of the Jackson Shaw Portfolio for the year ended December 31, 1997 and the three months ended March 31, 1998.

               99.3      Consent of Independent Public Accountants


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERIDIAN INDUSTRIAL TRUST, INC.



Date:     June 22, 1998            By:
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                                             Robert A. Dobbin
                                             Secretary